FINANCIAL INCOME, NET (Tables)	6 Months Ended
Jun. 30, 2014
FINANCIAL INCOME, NET [Abstract]
Schedule of Financial Income (Loss), Net
	Six months ended June 30,
	2014	2013

Interest income	$129	$82
Change in fair value of Exchange Option and embedded derivatives and outstanding options to non-employee within research and development funding arrangement	(11)	571
Financial income from selling of Evogene shares	2,345	1,453
Exchange rate differences and others	9	164

Financial income, net	$2,472	$2,270